NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN ANY JURISDICTION WHERE ITS PUBLICATION WOULD BE UNLAWFUL LIBERTY GLOBAL ANNOUNCES PUBLICATION OF PROSPECTUS AND RESPONSE MEMORANDUM RELATED TO ITS BID FOR SHARES IN TELENET IT DOESN’T ALREADY OWN Initial acceptance period to start on June 8, 2023 Denver, Colorado – June 7, 2023 Liberty Global plc (“Liberty Global”) (NASDAQ: LBTYA, LBTYB and LBTYK) announces today the publication of the prospectus related to the voluntary and conditional public takeover bid by its indirect wholly-owned subsidiary, Liberty Global Belgium Holding B.V. (Liberty Global Belgium Holding) for all the shares of Telenet Group Holding NV (Telenet) that Liberty Global Belgium Holding does not already own or that are not held by Telenet (the Offer). In conjunction with the prospectus, the Board of Directors of Telenet has prepared a response memorandum in which it sets out its recommendation of the Offer. Both the prospectus and the response memorandum have been approved by the Financial Services and Markets Authority in Belgium (FSMA). The FSMA’s approval does not imply any opinion by the FSMA on the merits or the quality of the Offer. Mike Fries, CEO, Liberty Global, commented: “We are pleased to announce the approval of our Offer prospectus. Telenet shareholders can start tendering their shares on June 8, 2023 at an attractive premium. We are committed to maintaining Telenet’s status as a leading and pioneering telecommunications and entertainment company in Belgium.” Telenet’s Board of Directors unanimously supports and recommends the Offer, as confirmed in the statement Telenet issued today. The Telenet Board of Directors has provided its formal opinion in a response memorandum published today. Exhibit 99.1

The Offer is an offer in cash at a price of EUR 22.00 per share, deducting the EUR 1.00 gross dividend approved by Telenet’s ordinary general meeting of 26 April 2023 as paid on 5 May 2023. This results in an Offer price of EUR 21.00 per share (the Offer Price). The Offer is subject to the conditions that, (i) as a result of the Offer, Liberty Global Belgium Holding must, together with Telenet, own at least 95% of the shares in Telenet and (ii) no material adverse change occurs with respect to the closing quote of the BEL-20 index and/or shares of Proximus NV/SA and Orange Belgium NV/SA prior to the date of the announcement of the results of the Offer (subject, in the case of Proximus NV/SA, to an adjustment to take into account a dividend payment of EUR 0.70 per share on 28 April 2023). This adjustment clarifies the terms of the Offer set forth in the notification published by the FSMA in accordance with Article 7 of the Royal Decree of 27 April 2007 on public takeover bids, which otherwise remain the same and therefore does not reflect a material change in the terms of the Offer or the economics of the Offer. The prospectus, approved in English and translated in Dutch and French, the response memorandum, approved in Dutch and translated in English and French, the independent expert report, available in English, and the acceptance forms, available in English, Dutch and French, are available on the following websites: - https://shareholder-offer.be/en/public_offer.php, a microsite dedicated to the Offer which is also accessible via (www.telenetgroup.be) and LG plc (https://www.libertyglobal.com/investors/telenet/) - www.bnpparibasfortis.be/epargneretplacer (in French and in English) and www.bnpparibasfortis.be/sparenenbeleggen (in Dutch and in English) - U.S. shareholders may also call the following toll free number: +1 303-220-6600 (US) or email ir@libertyglobal.com to request a copy of this prospectus. The initial acceptance period will start on June 8, 2023 at 9 a.m. CET and end on July 12, 2023 at 4 p.m. CET (unless extended). Liberty Global intends to announce the results of the initial acceptance period on or around July 19, 2023. The Offer Price will be made payable on July 26, 2023, assuming no mandatory extensions of the Offer. During the initial acceptance period, shareholders can tender their shares to the Offer by following the instructions set out in the prospectus. If, following the Offer, Liberty Global Belgium Holding, together with Telenet, own at least 95% of the shares of Telenet and have acquired, by acceptance of the Offer, at least 90% of the shares that are the subject of the Offer, the Offer will be followed by a simplified squeeze-out bid subject to the same financial conditions as the Offer.

ABOUT LIBERTY GLOBAL Liberty Global (NASDAQ: LBTYA, LBTYB and LBTYK) is a world leader in converged broadband, video and mobile communications services. We deliver next-generation products through advanced fiber and 5G networks, and currently provide over 86 million* connections across Europe and the United Kingdom. Our businesses operate under some of the best-known consumer brands, including Virgin Media-O2 in the United Kingdom, VodafoneZiggo in The Netherlands, Telenet in Belgium, Sunrise in Switzerland, Virgin Media in Ireland and UPC in Slovakia. Through our substantial scale and commitment to innovation, we are building Tomorrow’s Connections Today, investing in the infrastructure and platforms that empower our customers to make the most of the digital revolution, while deploying the advanced technologies that nations and economies need to thrive. Liberty Global’s consolidated businesses generate annual revenue of more than $7 billion, while the VodafoneZiggo JV and the VMO2 JV generate combined annual revenue of more than $17 billion.** Liberty Global Ventures, our global investment arm, has a portfolio of more than 75 companies and funds across content, technology and infrastructure, including strategic stakes in companies like Televisa Univision, Plume, Lionsgate and the Formula E racing series. * Represents aggregate consolidated and 50% owned non-consolidated fixed and mobile subscribers. Includes wholesale mobile subscribers of the VMO2 JV and B2B fixed subscribers of the VodafoneZiggo JV. ** Revenue figures above are provided based on full year 2022 Liberty Global’s consolidated results (excluding revenue from Poland) and the combined as reported full year 2022 results for the VodafoneZiggo JV and full year 2022 U.S. GAAP results for the VMO2 JV. Telenet, the VMO2 JV, the VodafoneZiggo JV and Sunrise UPC deliver mobile services as mobile network operators. Virgin Media Ireland delivers mobile services as a mobile virtual network operator through third-party networks. Liberty Global plc is listed on the Nasdaq Global Select Market under the symbols “LBTYA”, “LBTYB” and “LBTYK”.

Liberty Global Belgium Holding is an indirect wholly-owned subsidiary of Liberty Global plc, and is a private limited liability company incorporated under the laws of the Netherlands. For more information, please visit www.libertyglobal.com or contact: Investor Relations: Corporate Communications: Michael Bishop +44 20 8483 6246 Matt Beake +44 20 8483 6215 Warnings: This communication is for informational purposes only and does not constitute or form part of an offer to purchase or invitation to sell or issue, securities of Telenet, nor a solicitation by anyone in any jurisdiction in respect of such securities, any vote or approval. This press release may not be published, distributed or disseminated in any country or territory where its publication or content would be illegal or may require registration or any other filing of documents. Anyone in possession of this press release must refrain from publishing, distributing or disseminating it in the countries and territories concerned. The Offer will not be made, directly or indirectly, in any country or jurisdiction in which it would be considered unlawful or otherwise violate any applicable laws or regulations, or which would require Liberty Global or any of its subsidiaries to change or amend the terms or conditions of the Offer in any material way, to make an additional filing with any governmental, regulatory or other authority or take additional action in relation to the Offer. It is not intended to extend the Offer to any such country or jurisdiction. Any such documents relating to the Offer must neither be distributed in any such country or jurisdiction nor be sent into such country or jurisdiction, and must not be used for the purpose of soliciting the purchase of securities of Telenet by any person or entity resident or incorporated in any such country or jurisdiction. Notice for US Shareholders The Offer is made in the U.S. in reliance on, and in compliance with, Section 14(e) of, and Regulation 14E under, the U.S. Securities Exchange Act of 1934, as amended (the U.S. Exchange Act), and the “Tier II” exemption provided by Rule 14d-1(d) under the U.S. Exchange Act, and otherwise in accordance with the requirements of Belgian law. Accordingly, the Offer is subject to disclosure and other procedural requirements, including with respect to withdrawal rights, settlement procedures and timing of payments that are different from those applicable under U.S. procedures and laws. U.S. Shareholders should note that Telenet is not listed on a U.S. securities exchange, subject to the periodic reporting requirements of the U.S. Exchange Act or required to, and does not, file any reports with the U.S. Securities and Exchange Commission (the SEC) thereunder. It may be difficult for U.S. Shareholders to enforce certain rights and claims arising in connection with the Offer under US federal securities laws since Telenet and Liberty Global Belgium Holding are located outside the United States and most of its officers and directors may reside outside the United States. It may not be possible to sue a non-U.S. company or its officers or directors in a non-U.S. court for violations of U.S. securities laws. It also may not be possible to compel a non-U.S. company or its affiliates to subject themselves to a U.S. court’s judgment. To the extent permissible under applicable laws and regulations (including Rule 14e-5 under the U.S. Exchange Act and any exemptive relief granted by the SEC therefrom), and in accordance with customary Belgian practice, Liberty Global Belgium Holding, its nominees or brokers (acting as agents), or any of its or their affiliates, may make certain purchases of, or arrangements to purchase, shares outside the United

States during the period in which the Offer remains open for acceptance, including sales and purchases of shares effected by any investment bank acting as market maker in the shares. These purchases, or other arrangements, may occur either in the open market at prevailing prices or in private transactions at negotiated prices. In order to be excepted from the requirements of Rule 14e-5 under the U.S. Exchange Act by virtue of Rule 14e-5(b) thereunder, such purchases, or arrangements to purchase must comply with applicable Belgian law and regulation and the relevant provisions of the U.S. Exchange Act. Any information about such purchases will be disclosed as required in Belgium and the United States. Furthermore, this press release does not constitute or form part of an offer to sell, nor does it constitute a solicitation of an order to buy financial instruments in the United States or in any other jurisdiction. Forward-Looking Statement This press release contains forward-looking statements within the meaning of the U.S. federal securities laws, including the safe harbour provisions of the U.S. Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “may,” “target,” and similar expressions and variations or negatives of these words. These forward- looking statements may include, among other things, statements relating to the outlook of Telenet and Liberty Global; operational expectations, including with respect to the development, launch and benefits of innovative and advanced products and services, including gigabit speeds, new technology and next generation platform rollouts or launches; future growth prospects and opportunities, results of operations, uses of cash, tax rates, and other measures that may impact the financial performance of the companies; anticipated benefits and synergies and estimated costs of the proposed transaction; the expected timing of completion of the proposed transaction; and other information and statements that are not historical facts. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. These risks and uncertainties include events that are outside of the control of the parties, such as: (i) Telenet, Liberty Global, and our respective operating companies’ ability to meet challenges from competition and to achieve forecasted financial and operating targets; (ii) the effects of changes in laws or regulations; (iii) general economic, legislative, political and regulatory factors, and the impact of weather conditions, natural disasters, or any epidemic, pandemic or disease outbreak (including COVID-19); (iv) Telenet, Liberty Global, and our respective affiliates’ ability to satisfy the conditions to the consummation of the proposed transaction; (v) the proposed transaction may not be completed on anticipated terms and timing or completed at all; (vi) the outcome of any potential litigation that may be instituted with respect to the proposed transaction; (vii) the potential impact of unforeseen liabilities, future capital expenditures, revenues, expenses, economic performance, indebtedness, financial condition on the future prospects and business of Telenet and Liberty Global’s Belgium business after the consummation of the proposed transaction; (viii) any negative effects of the announcement, pendency or consummation of the proposed transaction; and (ix) management’s response to any of the aforementioned factors. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, please see Liberty Global’s filings with the SEC, including Liberty Global’s most recently filed Form 10-K and Form 10-Q, as well as the regulated information filed by Telenet before the Belgium Financial Services and Markets Authority. These forward-looking statements speak only as of the date of this release. Telenet and Liberty Global expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.